Exhibit 99.2

AUGUST 2, 2023 1 GLAUKOS CORPORATION (NYSE: GKOS) SECOND QUARTER 2023 IN REVIEW Important Information This document is intended to be read by investors in advance of regularly scheduled quarterly conference calls and was designed to provide a review of Glaukos Corporation’s recent financial and operational performance and general business outlook. Please see “Forward-Looking Statements” and “Statement Regarding Use of Non-GAAP Financial Measures” in the “Additional Information” section of this document. Conference Call Information Date: August 2, 2023 Time: 4:30 p.m. ET / 1:30 p.m. PT Dial-in numbers: 1-888-210-2212 (U.S.), 1-646-960-0390 (International) Confirmation ID: 7935742 Live webcast: Events page at the Glaukos Investor Relations website at http://investors.glaukos.com or at this link. Webcast replay: A replay of the webcast will be archived on the Glaukos Investor Relations website following completion of the call. WE’LL GO FIRST Innovation is at the core of everything we do. At Glaukos, we push the limits of science and technology to solve unmet needs in chronic eye diseases.

AUGUST 2, 2023 2 SECOND QUARTER 2023 FINANCIAL RESULTS SUMMARY Business Description Ophthalmic medical technology and pharmaceutical company focused on developing and commercializing novel, dropless platform therapies designed to disrupt the conventional standard of care and improve outcomes for patients suffering from chronic eye diseases Disease Categories Glaucoma Corneal Health Retinal Disease Revenue (Growth) 2Q 2023 $80.4 million (+11% vs. 2Q 2022) Gross Margin (Non-GAAP) 2Q 2023 ~82% (versus ~83% in 2Q 2022) Cash & Cash Equivalents, Short-Term Investments, and Restricted Cash $309.7 million as of June 30, 2023 (versus $324.8 million as of March 31, 2023) FY2023 Sales Guidance FY 2023 global consolidated revenues of $304 - $308 million expected (versus $295 - $300 million previously) See “Statement Regarding Use of Non-GAAP Financial Measures” and the Non-GAAP reconciliations included within the Additional Information section of this document. Reconciliations for each of constant currency revenue growth, Non-GAAP Gross Margin, and the other non-GAAP financial measures disclosed in this document to the most directly comparable GAAP financial measure are provided.

AUGUST 2, 2023 3 Revenue Performance & Commercial Overview Global Consolidated Revenue Performance Glaukos reported record second quarter net revenues of $80.4 million that were up 11% versus 2Q 2022. Our record second quarter performance reflected continued solid execution across our global Glaucoma and Corneal Health franchises. Franchise Revenue Performance

AUGUST 2, 2023 4 U.S. Glaucoma Our second quarter U.S. Glaucoma net revenues of $39.6 million increased 4% year-over-year versus 2Q 2022 and increased 13% quarter-over-quarter versus 1Q 2023, reflecting the execution of our commercial strategies. We continue to advance iStent infinite® ahead of establishing formal Medicare Administrative Contractor (MAC) coverage and payment. On that front, five of the seven MACs have issued proposed Local Coverage Determination (LCD) reconsiderations that if finalized, would provide coverage for iStent infinite consistent with FDA approval and based upon our coverage reconsideration requests. In total, all seven MACs have taken preliminary steps to assess iStent infinite coverage through either proposed LCDs or temporary Local Coverage Article (LCA) updates. Further, we continue to support expanding broad access to interventional glaucoma tools for physicians and will continue to closely monitor the various MAC policies and processes as they advance and are ultimately finalized in the future. In addition, as part of the CMS’s 2024 proposed rule, the CPT code used to cover iStent infinite in standalone procedures, 0671T, has been lifted to APC 5492, from APC 5491. We are pleased with this initial proposal and believe, as we have stated in the past, that it more appropriately reflects the cost of iStent infinite and similar standalone procedures. CMS also proposed to move the APC assignment for combined cataract and trabecular bypass procedures, 66989 and 66991, to a newly restructured APC 5493, which we also believe appropriately reflects the claims history, as CMS stated in the proposed rule. As we focus on near-term execution, we are also accelerating efforts to support one of our founding missions at Glaukos, which is to advance glaucoma care by driving intervention of therapies earlier in the treatment paradigm for glaucoma disease, and in turn pioneering a new standalone market over time. We continue to lead and work closely with surgeons and thought leaders globally to organically drive this broader evolution in the standard of care, including through numerous events at the ASCRS annual meeting in May, and more recently at the World Glaucoma Society biannual meeting in Rome in June. International Glaucoma Our record second quarter International Glaucoma net revenues were approximately $22.3 million, representing year-over-year reported growth of 25%, or 27% on a constant currency basis, versus 2Q 2022. The strong growth internationally during the second quarter was broad-based. As we continue to scale our international infrastructure, we are increasingly driving MIGS forward as the standard of care in each region and every major market in the world. Corneal Health Our record second quarter Corneal Health net revenues were approximately $18.5 million, representing year-over-year growth of 11% versus 2Q 2022, including U.S. Photrexa® record sales of $15.9 million, which increased 18% year-over-year as our key strategic initiatives continue to take hold in support of this important business. We continue to focus on expanding access for keratoconus patients suffering from this rare disease.

AUGUST 2, 2023 5 Additional Commercial Updates & Commentary We have had several additional positive commercial updates worth highlighting here:  Advanced initial commercial launch activities in the U.S. for iStent infinite in the second quarter of 2023 o Five of the seven MACs have issued proposed LCD reconsiderations that if finalized, would provide coverage for iStent infinite consistent with FDA approval and based upon our coverage reconsideration requests. In total, all seven MACs have taken preliminary steps to assess iStent infinite coverage through either proposed LCDs or temporary LCA updates. We will closely monitor the various MAC policies and processes as they advance and are ultimately finalized in the future.  The proposed LCDs released by the five MACs also contained rules that would result in certain ophthalmic procedures, including goniotomy and canaloplasty, being categorized as investigational and therefore noncovered services. If finalized as proposed, these coverage policies may have a positive impact on our iStent business and an adverse impact on our iPRIME® and iAccess™ product volumes.  Our teams continue to make encouraging progress with the preparation and planning of the iDose® TR commercial launch targeted for early 2024  CMS’s Proposed Rules for Calendar Year 2024 – Hospital Outpatient Prospective Payment System (OPPS) and Ambulatory Surgical Center (ASC) Facility Fee Schedule updates: o APC assignment for standalone trabecular bypass procedure, CPT 0671T, proposed to move up to APC 5492 (versus APC 5491 in CY 2023) o APC assignment for combined cataract plus trabecular bypass procedures, CPT 66989 and CPT 66991, proposed to move up to a newly restructured APC 5493 (versus new technology code APC 1563 in CY 2023) o If finalized, these rules will go into effect on January 1, 2024

AUGUST 2, 2023 6 2023 Revenue Guidance Raised to Reflect Continued Momentum Glaukos now expects full-year 2023 global consolidated net sales of $304 - $308 million, up from its previous guidance of $295 - $300 million. This upwardly revised guidance attempts to take into consideration: • Combo-cataract MIGS competition globally • The latest foreign currency exchange spot rates as of our 2Q23 earnings call on August 2, 2023 • Potential growing contributions from iAccess, iPRIME, and iStent infinite • Incremental co-pay assistance for patients in our Corneal Health franchise domestically • The potential normalization of ophthalmic procedure volumes in 2H 2023 as improved staffing dynamics allowed accounts to address their backlog of procedures, which may have been a driver for strong underlying procedure growth in 1H 2023 • The continued estimated impact on U.S. Glaucoma volumes related to professional fee reimbursement for combination-cataract trabecular bypass surgery versus other more invasive alternatives

GLAUKOS

AUGUST 2, 2023

Research & Development / Pipeline Overview

Pipeline Summary

Our five key dropless technology therapy platforms designed to disrupt traditional treatment paradigms and generate cascades of future innovation are as follows:

1. *iStent®* micro-scale surgical devices
2. *iDose®* sustained-release pharmaceuticals
3. *iLution™* transdermal pharmaceuticals
4. *iLink®* bio-activated pharmaceuticals
5. *Retina XR* bio-erodible sustained-release pharmaceuticals

Glaukos Pipeline Summary

Market	Platform	Product	Indication	U.S. Status
	1 iStent micro-surgical device	iPRIME	Delivery of viscoelastic during ophthalmic surgery	FDA Clearance Received
		iAccess	Manual cutting of TM during ophthalmic surgery	FDA Clearance Received
GLAUCOMA		iStent / iStent inject / iStent inject W	Mild-to-moderate primary open-angle glaucoma in combination with cataract surgery	FDA Approved
		iStent infinite	Glaucoma (failed on prior medical and surgical therapy)	FDA Clearance Received
		iStent infinite	Glaucoma (label expansion)	IDE Open
		PRESERFLO MicroShunt	Advanced-Refractory Glaucoma	OUS approved US IDE planned
	2 iDose sustained-release pharmaceutical	iDose TR	Ocular Hypertension - Glaucoma	NDA filed
		iDose TREX	Ocular Hypertension - Glaucoma	Pre-clinical
		iDose ROCK	Ocular Hypertension - Glaucoma	Pre-clinical
	3 iLution transdermal sustained-release pharmaceutical	GLK-311	Ocular Hypertension - Glaucoma	IND open
CORNEA		GLK-301	Dry Eye Disease	Phase 2
		GLK-302	Presbyopia	Phase 2
			Blepharitis	Pre-clinical
	4 iLink bioactivated pharmaceutical	Photrexa (Epi-off)	Keratoconus	FDA Approved
		Epioxa (Epi-on)	Keratoconus	1st Phase 3 trial completed 2nd Phase 3 trial enrollment complete
		Third-Generation	Keratoconus	Phase 2
		iVeena	Keratoconus	Phase 1
RETINA	5 Retina XR bio-erodible sustained-release pharmaceutical	GLK-401 (IVT Multi-Kinase Inhibitor)	AMD, DME, RVO	Pre-clinical
		GLK-411 (IVT Triamcinolone)	DME	Pre-clinical

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GLAUKOS
AUGUST 2, 2023

Key R&D and Pipeline Updates

We are continuing to prudently invest in and advance our fulsome pipeline of core novel platforms, supported by more than $400 million of investment into our R&D programs since 2018 alone. Recent updates in our pipeline include:

- ✓ Announced FDA acceptance of NDA submission for *iDose TR* (May 2023)
  - PDUFA date set for December 22, 2023
- ✓ Announced enrollment completion in second Phase 3 confirmatory pivotal trial for Epioxa™ *(Epi-on* (June 2023)
  - Phase 3 confirmatory trial results together with already-completed first Phase 3 trial expected to support targeted NDA submission for Epioxa by the end of 2024
- ✓ Open Investigation New Drug (IND) for *iLution™* Travoprost (Q1 2023)
- ✓ Continued progress in Phase 2 Corneal Health clinical program for third-generation *iLink®* therapy
- ✓ *PRESERFLO MicroShunt*
  - U.S. Investigation Device Excemption (IDE) application planned
  - Ongoing regulatory submissions and approvals in Latin America

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GLAUKOS

AUGUST 2, 2023

Other Financial Performance Overview

As a reminder, we discuss our financial performance on a non-GAAP basis and summarize our GAAP performance. We encourage investors to review our GAAP to non-GAAP reconciliation which can be found in our earnings press release, the Additional Information section contained herein, as well as the Investor Relations section of our website.

Second quarter 2023 financial performance summary:

Gross Margin (Non-GAAP)	**2Q 2023: 82%** 2Q 2022: 83% YoY Δ: (120 bps)	• Please note that our non-GAAP adjustments to cost of goods sold include substantial amounts related to Avedro acquisition accounting • YoY decrease reflects manufacturing system enhancements and impact of new product launches
SG&A (Non-GAAP)	**2Q 2023: $52.4M** 2Q 2022: $49.0M YoY Δ: +7%	• (1%) sequential decrease vs $52.9M in 1Q 2023 • YoY increase reflects commercial and G&A investments globally and new product launch activities
R&D (Non-GAAP)	**2Q 2023: $33.2M** 2Q 2022: $31.7M YoY Δ: +5%	• (6%) sequential decrease vs $35.2M in 1Q 2023 • YoY increase reflects continued investment in and advancement of R&D programs
SG&A + R&D (Non-GAAP)	**2Q 2023: $85.7M** 2Q 2022: $80.8M YoY Δ: +6%	• (3%) sequential decrease vs $88.1M in 1Q 2023
Earnings	**Op Loss (Non-GAAP)** **2Q 2023: ($22.8M)** 2Q 2022: ($30.4M) **Net Loss (Non-GAAP)** **2Q 2023: ($26.6M)** 2Q 2022: ($39.1M) **Diluted EPS (Non-GAAP)** **2Q 2023: ($0.55)** 2Q 2022: ($0.83)	• Non-GAAP operating loss, non-GAAP net loss and non-GAAP diluted EPS include acquired in-process R&D charges in 2Q 2023 and 2Q 2022 of $3.0 million and $10.0 million, respectively, which contributed ($0.06) and ($0.21) to the non-GAAP loss per diluted share in each of these respective periods.
CapEx	**2Q 2023: $5.8M** 2Q 2022: $9.4M YoY Δ: (-$3.6M)	• Capital expenditures remained elevated versus historical levels, a trend expected to begin moderating to levels more consistent with historical norms over the second half of 2023 • YoY decrease reflects the substantial completion of Aliso Viejo, CA and Burlington, MA facilities, partially offset by continued investments in our San Clemente, CA manufacturing facility
Cash	**2Q 2023: ~$310M** 1Q 2023: ~$325M QoQ Δ: ($15M)	• Operating expenses and elevated capital investments

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AUGUST 2, 2023 10 Spending Update  We continue to prioritize the cadence of our investments as we strive to strike the right balance of risk-based investments and our capital position now and in the future. As evidence of that, our non-GAAP SG&A and R&D expenses in the second quarter of 2023 moderated to 6% year-over-year growth, reflecting some of the initial development adjustments we’ve made in our earlier-stage pipeline programs as we continue to prioritize our resources ahead of the anticipated iDose TR commercial launch early next year. Other Important Updates  Radius XR Collaboration and Marketing Agreement o In July 2023, we announced we had entered into a collaboration and marketing agreement with Radius XR, Inc., whereby Glaukos will become the exclusive sales agent to market, promote and solicit orders for the Radius XR™ wearable patient engagement and diagnostic system within the United States. o Radius will continue to lead development and operational efforts for Radius XR. o The Radius XR platform is a novel portable vision diagnostic and patient engagement system designed to enable more efficient detection of eye disease and better management and treatment of sight-threatening conditions. o We believe the Radius XR platform is a novel technology that can help drive more efficient and improved diagnosis for patients suffering from chronic eye diseases, while also creating efficiency and growth opportunities for eye care practices. o This collaboration aligns with our mission to meaningfully advance the democratization of testing that enables a wider and earlier screening of important sight threatening diseases and improve outcomes for patients suffering from chronic eye diseases.

AUGUST 2, 2023 11 Annual Supplement Additional Information

AUGUST 2, 2023 12 Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of federal securities laws. All statements other than statements of historical facts included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. These statements are based on management’s current expectations, assumptions, estimates and beliefs. Although we believe that we have a reasonable basis for forward-looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that may cause our actual results to differ materially from those expressed or implied by forward-looking statements in this presentation. These potential risks and uncertainties that could cause actual results to differ materially from those described in forward-looking statements include, without limitation, uncertainties regarding the impact of the COVID-19 pandemic or other public health crises on our business; the impact of general macroeconomic conditions including foreign currency fluctuations; the reduced physician fee and ASC facility fee reimbursement rate finalized by CMS for 2022 and 2023 for procedures utilizing the Company’s iStent family of products and its impact on our U.S. combo-cataract glaucoma revenue; our ability to continue to generate sales of our commercialized products and develop and commercialize additional products; our dependence on a limited number of third-party suppliers, some of which are single-source, for components of our products; the occurrence of a crippling accident, natural disaster, or other disruption at our primary facility, which may materially affect our manufacturing capacity and operations; securing or maintaining adequate coverage or reimbursement by third-party payors for procedures using the iStent, the iStent inject, the iStent inject W, iAccess, iPRIME, iStent infinite, our corneal cross-linking products or other products in development; our ability to properly train, and gain acceptance and trust from ophthalmic surgeons in the use of our products; our ability to compete effectively in the medical device industry and against current and future technologies (including MIGS technologies); our compliance with federal, state and foreign laws and regulations for the approval and sale and marketing of our products and of our manufacturing processes; the lengthy and expensive clinical trial process and the uncertainty of timing and outcomes from any particular clinical trial or regulatory approval processes; the risk of recalls or serious safety issues with our products and the uncertainty of patient outcomes; our ability to protect, and the expense and time-consuming nature of protecting our intellectual property against third parties and competitors and the impact of any claims against us for infringement or misappropriation of third party intellectual property rights and any related litigation; and our ability to service our indebtedness. These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (SEC), including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, which we expect to file on or before August 9, 2023. Our filings with the SEC are available in the Investor Section of our website at www.glaukos.com or at www.sec.gov. In addition, information about the risks and benefits of our products is available on our website at www.glaukos.com. All forward-looking statements included in this press release are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on the forward-looking statements in this press release, which speak only as of the date hereof. We do not undertake any obligation to update, amend or clarify these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law.

AUGUST 2, 2023 13 Statement Regarding Use of Non-GAAP Financial Measures To supplement the consolidated financial results prepared in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company uses certain non-GAAP historical financial measures. Management makes adjustments to the GAAP measures for items (both charges and gains) that (a) do not reflect the core operational activities of the Company, (b) are commonly adjusted within the Company's industry to enhance comparability of the Company's financial results with those of its peer group, or (c) are inconsistent in amount or frequency between periods (albeit such items are monitored and controlled with equal diligence relative to core operations). The Company uses the term "Non-GAAP" to exclude external acquisition-related costs incurred to effect a business combination; amortization of intangible assets acquired in a business combination, asset purchase transaction or other contractual relationship; impairment of goodwill and intangible assets; certain in-process R&D charges; fair value adjustments to contingent consideration liabilities and pre-acquisition contingencies arising from a business combination; integration and transition costs related to business combinations; fair market value adjustments to inventories acquired in a business combination or asset purchase transaction; restructuring charges, duplicative operating expenses, or asset write-offs (or reversals) associated with exiting or significantly downsizing a business; gain or loss from the sale of a business; gain or loss on the mark-to-market adjustment, impairment, or sale of long-term investments; mark-to-market adjustments on derivative instruments that hedge income or expense exposures in a future period; significant legal litigation costs and/or settlement expenses or proceeds; legal and other associated expenses that are both unusual and significant related to governmental or internal inquiries; and significant discrete income and other tax adjustments related to transactions as well as changes in estimated acquisition-date tax effects associated with business combinations, and the impact from implementation of tax law changes and settlements. See “Primary GAAP to Non-GAAP Reconciliations” for a reconciliation of each non-GAAP measure presented to the comparable GAAP financial measure. Beginning in the second quarter of 2022, we no longer exclude certain upfront and contingent milestone payments in connection with collaborative and licensing arrangements and certain in-process R&D charges for non-GAAP reporting and disclosure purposes. In addition, in order to remove the impact of fluctuations in foreign currency exchange rates, the Company also presents certain net sales information on a constant currency basis, which represents the outcome that would have resulted had exchange rates in the current period been the same as the average exchange rates in effect in the comparable prior period. See “Additional GAAP to Non-GAAP Reconciliations” for a presentation of certain net sales information on a reported, GAAP and a constant currency basis.

AUGUST 2, 2023 14 GAAP Income Statement Three Months Ended Six Months Ended June 30, June 30, 2023 2022 2023 2022 Net sales $ 80,399 $ 72,685 $ 154,298 $ 140,366 Cost of sales 20,103 17,833 38,174 34,896 Gross profit 60,296 54,852 116,124 105,470 Operating expenses: Selling, general and administrative 53,137 49,900 106,787 93,849 Research and development 33,234 31,712 68,405 58,589 Acquired in-process research and development 3,000 10,000 3,000 10,000 Litigation-related settlement - - - (30,000) Total operating expenses 89,371 91,612 178,192 132,438 Loss from operations (29,075) (36,760) (62,068) (26,968) Non-operating expense: Interest income 1,894 384 3,542 671 Interest expense (3,399) (3,414) (6,807) (6,830) Other expense, net (1,797) (5,851) (1,269) (6,811) Total non-operating expense (3,302) (8,881) (4,534) (12,970) Loss before taxes (32,377) (45,641) (66,602) (39,938) Income tax provision (benefit) 435 (105) 836 221 Net loss $ (32,812) $ (45,536) $ (67,438) $ (40,159) Basic and diluted net loss per share $ (0.68) $ (0.96) $ (1.40) $ (0.85) Weighted average shares used to compute basic and diluted net loss per share 48,281 47,356 48,082 47,205 GLAUKOS CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except per share amounts) (unaudited)

AUGUST 2, 2023 15 GAAP Balance Sheet GLAUKOS CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands, except par values) June 30, December 31, 2023 2022 (unaudited) Assets Current assets: Cash and cash equivalents $ 94,812 $ 119,525 Short-term investments 208,995 233,170 Accounts receivable, net 39,252 36,073 Inventory 39,447 37,841 Prepaid expenses and other current assets 18,754 17,250 Total current assets 401,260 443,859 Restricted cash 5,856 7,078 Property and equipment, net 102,674 94,403 Operating lease right-of-use assets 27,726 25,826 Finance lease right-of-use asset 45,391 46,601 Intangible assets, net 295,412 307,869 Goodwill 66,134 66,134 Deposits and other assets 12,287 10,613 Total assets $ 956,740 $ 1,002,383 Liabilities and stockholders' equity Current liabilities: Accounts payable $ 8,564 $ 14,403 Accrued liabilities 55,322 57,956 Total current liabilities 63,886 72,359 Convertible senior notes 282,087 281,400 Operating lease liability 30,770 28,905 Finance lease liability 71,023 72,172 Deferred tax liability, net 7,258 7,264 Other liabilities 12,905 10,278 Total liabilities 467,929 472,378 Stockholders' equity: Preferred stock, $0.001 par value; 5,000 shares authorized; no shares issued or outstanding - - Common stock, $0.001 par value; 150,000 shares authorized; 48,413 and 47,782 shares issued and 48,385 and 47,754 shares outstanding at June 30, 2023 and December 31, 2022, respectively 48 48 Additional paid-in capital 1,021,126 997,470 Accumulated other comprehensive loss (387) (2,975) Accumulated deficit (531,844) (464,406) Less treasury stock (28 shares as of June 30, 2023 and December 31, 2022) (132) (132) Total stockholders' equity 488,811 530,005 Total liabilities and stockholders' equity $ 956,740 $ 1,002,383

GLAUKOS

AUGUST 2, 2023

Primary GAAP to Non-GAAP Reconciliations

GLAUKOS CORPORATION
GAAP to Non-GAAP Reconciliations
(in thousands, except per share amounts and percentage data)
(unaudited)

	Q2 2023			Q2 2022		
	GAAP	Adjustments	Non-GAAP	**GAAP**	Adjustments	Non-GAAP
Cost of sales	**$ 20,103**	$ (5,523) (a)	$ 14,580	**$ 17,833**	$ (5,546) (a)	$ 12,287
Gross Margin	**75.0%**	6.9%	81.9%	**75.5%**	7.6%	83.1%
Operating expenses:						
Selling, general and administrative	**$ 53,137**	$ (705) (b)	$ 52,432	**$ 49,900**	$ (854) (b)	$ 49,046
Loss from operations	**$ (29,075)**	$ 6,228	$ (22,847)	**$ (36,760)**	$ 6,400	$ (30,360)
Net loss	**$ (32,812)**	$ 6,228 (c)	$ (26,584)	**$ (45,536)**	$ 6,400 (c)	$ (39,136)
Basic and diluted net loss per share	**$ (0.68)**	$ 0.13	$ (0.55)	**$ (0.96)**	$ 0.13	$ (0.83)

(a) Cost of sales adjustments related to the acquisition of Avedro, Inc. (Avedro), including amortization of developed technology intangible assets of $5.5 million in Q2 2023 and amortization of developed technology intangible assets and stock-based compensation expense related to replacement awards, totaling $5.5 million in Q2 2022.

(b) Avedro acquisition-related expenses, including amortization expense of customer relationship intangible assets of $0.7 million in Q2 2023 and customer relationship intangible assets and stock-based compensation expense related to replacement awards of $0.9 million in Q2 2022.

(c) Includes total tax effect for non-GAAP pre-tax adjustments. For non-GAAP adjustments associated with the U.S., the tax effect is $0 given the Company's U.S. taxable loss positions in both 2023 and 2022.

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GLAUKOS

AUGUST 2, 2023

Primary GAAP to Non-GAAP Reconciliations

GLAUKOS CORPORATION
GAAP to Non-GAAP Reconciliations
(in thousands, except per share amounts and percentage data)
(unaudited)

	Year-to-Date Q2 2023			Year-to-Date Q2 2022		
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Cost of sales	$ **38,174**	$ (11,046) (a)	$ 27,128	$ **34,896**	$ (11,097) (a)	$ 23,799
Gross Margin	**75.3%**	7.1%	82.4%	**75.1%**	7.9%	83.0%
Operating expenses:						
Selling, general and administrative	$ **106,787**	$ (1,410) (b)	$ 105,377	$ **93,849**	$ (1,745) (b)	$ 92,104
Research and development	$ **68,405**	$ -	$ 68,405	$ **58,589**	$ (127) (c)	$ 58,462
Litigation-related settlement	$ **-**	$ -	$ -	$ **(30,000)**	$ 30,000 (d)	$ -
Loss from operations	$ **(62,068)**	$ 12,456	$ (49,612)	$ **(26,968)**	$ (17,031)	$ (43,999)
Net loss	$ **(67,438)**	$ 12,456 (e)	$ (54,982)	$ **(40,159)**	$ (17,031) (e)	$ (57,190)
Basic and diluted net loss per share	$ **(1.40)**	$ 0.26	$ (1.14)	$ **(0.85)**	$ (0.36)	$ (1.21)

(a) Cost of sales adjustments related to the acquisition of Avedro, Inc. (Avedro), including amortization of developed technology intangible assets of $11.0 million year-to-date Q2 2023 and amortization of developed technology intangible assets and stock-based compensation expense related to replacement awards, totaling $11.1 million year-to-date Q2 2022.

(b) Avedro acquisition-related expenses, including amortization expense of customer relationship intangible assets of $1.4 million year-to-date Q2 2023 and customer relationship intangible assets and stock-based compensation expense related to replacement awards of $1.7 million year-to-date Q2 2022.

(c) Stock-based compensation expense related to replacement awards from the acquisition of Avedro.

(d) Settlement proceeds received related to the Company's patent infringement litigation.

(e) Includes total tax effect for non-GAAP pre-tax adjustments. For non-GAAP adjustments associated with the U.S., the tax effect is $0 given the Company's U.S. taxable loss positions in both 2023 and 2022.

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GLAUKOS

AUGUST 2, 2023

Additional GAAP to Non-GAAP Reconciliations

Reported Sales vs. Prior Periods (in thousands)									
				Year-over-Year Percent Change			Quarter-over-Quarter Percent Change		
	2Q 2023	2Q 2022	1Q 2023	Reported	Operations *(1)*	Currency *(2)*	Reported	Operations *(1)*	Currency *(2)*
International Glaucoma	$ 22,305	$ 17,867	$ 21,118	24.8%	27.0%	(2.2%)	5.6%	5.6%	0.0%
Total Net Sales	$ 80,399	$ 72,685	$ 73,899	10.6%	11.1%	(0.5%)	8.8%	8.8%	0.0%

(1) Operational growth excludes the effect of translational currency

(2) Calculated by converting the current period numbers using the prior period's average foreign exchange rates

For Non-GAAP disclosures associated with the company's past quarterly results, included with respect to the sequential comparisons included herein, please see reconciliations here.

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